Exhibit 99.1

Charter Announces Debt Exchange Offers

STAMFORD, Connecticut - July 23, 2026 - Charter Communications, Inc. (NASDAQ: CHTR) (along with its subsidiaries, “Charter”) announced today the commencement by its wholly-owned subsidiaries, Charter Communications Operating, LLC (“CCO”), Charter Communications Operating Capital Corp. (“CCO Capital” and, together with CCO, collectively, the “CCO Issuers” or the “Company”) and Time Warner Cable, LLC (the “TWC Issuer” and, together with CCO Issuers, the “Old Notes Issuers”) of a private offer to exchange (the “Pool 1 Offer”) seven series of notes issued by the CCO Issuers or the TWC Issuer, as applicable (collectively, the “Pool 1 Notes”), for a combination of cash consideration and a new series of Senior Secured Notes due 2038 (the “New 2038 Notes”) to be issued by the CCO Issuers with registration rights, as described and for the consideration summarized in the table below. The aggregate principal amount of Pool 1 Notes of each series that are accepted for exchange will be based on, among other things, the order of acceptance priority for such series as set forth in the table below and, with respect to the 4.500% senior debentures due 2042 issued by the TWC Issuer (the “4.500% Notes”), the sub-cap with respect to the aggregate principal amount of such series set forth in the table below (the “4.500% Notes Sub-Cap”), such that the aggregate principal amount of Pool 1 Notes accepted in the Pool 1 Offer results in the issuance of New 2038 Notes in an amount not exceeding $1,750,000,000 (the “New 2038 Notes Cap”).

Issuer(s)	Title of Security	Aggregate Principal Amount Outstanding	CUSIP No./ ISIN(1)	Acceptance Priority Level(2)	Sub-Cap(2)	Reference Treasury	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)	Early Exchange Premium(4)(5)	Cash Component(6)
CCO Issuers	3.500% senior secured notes due 2042	$1,236,000,000	161175CE2 / US161175CE27	1	N/A	5.000% due May 15, 2046	FIT 1	+165 Bps	$50.00	$95.00
	3.500% senior secured notes due 2041	$1,479,000,000	161175BZ6 / US161175BZ64	2	N/A	4.375% due May 15, 2036	FIT 1	+215 Bps	$50.00	$130.00
Time Warner Cable, LLC (“TWC Issuer” or “TWC”)	4.500% senior debentures due 2042	$1,250,000,000	88732JBD9 / US88732JBD90	3	$450,000,000	5.000% due May 15, 2046	FIT 1	+190 Bps	$50.00	$305.00
CCO Issuers	5.375% senior secured notes due 2047	$2,265,000,000	161175BL7 / US161175BL78 161175BD5 / US161175BD52	4	N/A	5.000% due May 15, 2046	FIT 1	+215 Bps	$50.00	$120.00
	2.300% senior secured notes due 2032	$1,000,000,000	161175BX1 / US161175BX17	5	N/A	4.125% due June 30, 2031	FIT 1	+110 Bps	$50.00	$0.00
	2.800% senior secured notes due 2031	$1,590,000,000	161175BU7 / US161175BU77	6	N/A	4.125% due June 30, 2031	FIT 1	+110 Bps	$50.00	$0.00
	2.250% senior secured notes due 2029	$1,250,000,000	161175CD4 / US161175CD44	7	N/A	4.125% due July 15, 2029	FIT 1	+80 Bps	$50.00	$0.00

(1)	No representation is made as to the correctness or accuracy of the CUSIP or ISIN numbers listed in the Offering Memorandum (as defined below). Such CUSIP and ISIN numbers are provided solely for the convenience of the holders of Pool 1 Notes.
(2)	Subject to the New 2038 Notes Cap and, solely with respect to the 4.500% Notes, the 4.500% Notes Sub-Cap set forth in this table and proration, the principal amount of each series of Pool 1 Notes that is purchased in the Pool 1 Offer will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 7 being the lowest) specified in this column.
(3)	The Bloomberg Reference Page/Screen is provided for convenience only. To the extent any Bloomberg Reference Page/Screen changes prior to the Pricing Time (as defined below), the Joint-Lead Dealer Managers referred to below will quote the applicable Reference Treasury Security from the updated Bloomberg Reference Page/Screen.
(4)	Per $1,000 principal amount of the Pool 1 Notes validly tendered prior to or at the Early Tender Date (and not validly withdrawn at or prior to the Withdrawal Deadline (as defined below)) and accepted for exchange, to be paid in the form of New 2038 Notes.
(5)	The Total Exchange Consideration (as defined below) for the Pool 1 Notes validly tendered prior to or at the Early Tender Date (and not validly withdrawn at or prior to the Withdrawal Deadline) and accepted for exchange is inclusive of the Early Exchange Premium.
(6)	Represents the portion of the Total Exchange Consideration or the Base Exchange Consideration in each case for the Pool 1 Notes, as applicable, that will be payable in cash per $1,000 principal amount of Pool 1 Notes validly tendered and accepted for exchange.

Charter also announced today the commencement by CCO Issuers of a private offer to exchange (the “Pool 2 Offer”) five series of notes (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes” and each series of Old Notes, a “series of Old Notes”) for a combination of cash and a new series of Senior Secured Notes due 2041 (the “New 2041 Notes” and, together with the New 2038 Notes, the “New Notes” and each series of New Notes, a “series of New Notes”) to be issued by the CCO Issuers with registration rights, as described and for the consideration summarized in the table below. The aggregate principal amount of Pool 2 Notes of each series that are accepted for exchange will be based on, among other things, the order of acceptance priority for such series as set forth in the table below, such that the aggregate principal amount of Pool 2 Notes accepted in the Pool 2 Offer results in the issuance of New 2041 Notes in an amount not exceeding $1,750,000,000 (the “New 2041 Notes Cap”).

Issuer(s)	Title of Security	Aggregate Principal Amount Outstanding	CUSIP No./ ISIN(1)	Acceptance Priority Level(2)	Sub-Cap(2)	Reference Treasury	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)	Early Exchange Premium(4)(5)	Cash Component(6)
CCO Issuers	3.700% senior secured notes due 2051	$2,050,000,000	161175BV5 / US161175BV50	1	N/A	4.750% due February 15, 2056	FIT 1	+190 Bps	$50.00	$0.00
	3.900% senior secured notes due 2052	$2,400,000,000	161175CA0 / US161175CA05	2	N/A	4.750% due February 15, 2056	FIT 1	+195 Bps	$50.00	$0.00
	4.800% senior secured notes due 2050	$2,473,000,000	161175BT0 / US161175BT05	3	N/A	4.750% due February 15, 2056	FIT 1	+205 Bps	$50.00	$117.50
	5.125% senior secured notes due 2049	$1,244,000,000	161175BS2 / US161175BS22	4	N/A	5.000% due May 15, 2046	FIT 1	+220 Bps	$50.00	$150.00
	5.250% senior secured notes due 2053	$1,500,000,000	161175CK8 / US161175CK86	5	N/A	4.750% due February 15, 2056	FIT 1	+210 Bps	$50.00	$190.00

(1)	No representation is made as to the correctness or accuracy of the CUSIP or ISIN numbers listed in the Offering Memorandum. Such CUSIP and ISIN numbers are provided solely for the convenience of the holders of Pool 2 Notes.
(2)	Subject to the New 2041 Notes Cap and, the principal amount of each series of Pool 2 Notes that is purchased in the Pool 2 Offer will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 5 being the lowest) specified in this column.
(3)	The Bloomberg Reference Page/Screen is provided for convenience only. To the extent any Bloomberg Reference Page/Screen changes prior to the Pricing Time, the Joint-Lead Dealer Managers referred to below will quote the applicable Reference Treasury Security from the updated Bloomberg Reference Page/Screen.
(4)	Per $1,000 principal amount of the Pool 2 Notes validly tendered prior to or at the Early Tender Date (and not validly withdrawn at or prior to the Withdrawal Deadline) and accepted for exchange, to be paid in the form of New 2041 Notes.
(5)	The Total Exchange Consideration for the Pool 2 Notes validly tendered prior to or at the Early Tender Date (and not validly withdrawn at or prior to the Withdrawal Deadline) and accepted for exchange is inclusive of the Early Exchange Premium.
(6)	Represents the portion of the Total Exchange Consideration or the Base Exchange Consideration in each case for the Pool 2 Notes, as applicable, that will be payable in cash per $1,000 principal amount of Pool 2 Notes validly tendered and accepted for exchange.

Eligible Holders (as defined below) of Old Notes who validly tendered at or prior to the Early Tender Date (and not validly withdrawn at or prior to the Withdrawal Deadline), and whose Old Notes are accepted pursuant to the terms of the applicable Exchange Offers, will receive the Total Exchange Consideration. The Total Exchange Consideration (which includes the Early Exchange Premium) for each $1,000 principal amount of Old Notes validly tendered at or prior to the Early Tender Date (and not validly withdrawn at or prior to the Withdrawal Deadline) and accepted for exchange pursuant to the terms of the applicable Exchange Offers will be divided into (i) a cash payment equal to the applicable Cash Component and (ii) a principal amount of the applicable series of New Notes equal to the Total Exchange Consideration of the series of outstanding Old Notes tendered minus such Cash Component. The “Total Exchange Consideration” for each $1,000 principal amount of Old Notes validly tendered at or prior to the Early Tender Date (as defined below) (and not validly withdrawn at or prior to the Withdrawal Deadline) and accepted for exchange pursuant to the terms of the applicable Exchange Offers will be determined in accordance with standard market practice, as described in the Offering Memorandum using the applicable “Exchange Offer Yield,” which will be equal to the sum of (i) the yield to maturity (the “Reference Yield”) based on the bid side price of the U.S. Treasury Security (the “Reference U.S. Treasury Security”) specified on the tables above for each series of Old Notes, as calculated by the Joint-Lead Dealer Managers (as defined below) at 10:00 a.m., New York City time, on August 6, 2026 (subject to certain exceptions set forth herein, such time and date, as the same may be extended, the “Pricing Time”) appearing on the Bloomberg Reference Page specified on the front cover of the Offering Memorandum for such series of Old Notes (or any other recognized quotation source selected by the Joint-Lead Dealer Managers in their sole discretion if such quotation report is not available or manifestly erroneous), plus (ii) the applicable fixed spread (the “Fixed Spread”) specified for each series of Old Notes in the tables above. The Total Exchange Consideration will include the Early Exchange Premium.

The New 2038 Notes will bear interest at a rate per annum to be determined as of the Pricing Time, as the sum of (a) the bid-side yield on the 4.375% U.S. Treasury Notes due May 15, 2036 (the “Benchmark Security”), as calculated by the Joint-Lead Dealer Managers in accordance with standard market practice, as of the Pricing Time as displayed on the Bloomberg Reference Page FIT 1 (or any recognized quotation source selected by the Joint-Lead Dealer Managers in their sole discretion if the Bloomberg Reference Page FIT 1 is not available or is manifestly erroneous), plus (b) 2.450%, rounded to the nearest 0.001%, such that the New 2038 Notes will be issued at par. The New 2041 Notes will bear interest at a rate per annum to be determined as of the Pricing Time, as the sum of (a) the bid-side yield on the Benchmark Security, as calculated by the Joint-Lead Dealer Managers in accordance with standard market practice, as of the Pricing Time as displayed on the Bloomberg Reference Page FIT 1 (or any recognized quotation source selected by the Joint-Lead Dealer Managers in their sole discretion if the Bloomberg Reference Page FIT 1 is not available or is manifestly erroneous), plus (b) 2.700%, rounded to the nearest 0.001%, such that the New 2041 Notes will be issued at par.

Set forth below is a table summarizing certain material terms of the New Notes:

Title of Series	Maturity Date	Benchmark Security	Spread to Benchmark Security (bps)
New 2038 Notes	September 1, 2038	4.375% UST due May 15, 2036	245
New 2041 Notes	September 1, 2041	4.375% UST due May 15, 2036	270

Eligible Holders of Old Notes who validly tendered after the Early Tender Date but on or prior to the Expiration Date, and whose Old Notes are accepted pursuant to the terms of the applicable Exchange Offers, will receive the Base Exchange Consideration. The Base Exchange Consideration for each series of Old Notes validly tendered and accepted for exchange pursuant to the Exchange Offers will equal the Total Exchange Consideration for such series of Old Notes minus the applicable Early Exchange Premium for such series of Old Notes.

In addition, Eligible Holders of Old Notes who validly tendered their Old Notes on or prior to the Expiration Date, and whose Old Notes are accepted pursuant to the terms of the applicable Exchange Offers, will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled (the “Accrued Interest”), plus amounts due in lieu of fractional amounts of New Notes. Eligible Holders who receive New Notes in exchange for Old Notes on the Final Settlement Date (as defined below) will receive New Notes that will, if the Early Settlement Date (as defined below) has occurred, have an embedded entitlement to pre-issuance interest for the period from, and including, the Early Settlement Date to, but not including, the Final Settlement Date. As a result, the cash payable for Accrued Interest on the Old Notes exchanged on the Final Settlement Date will be reduced by the amount of pre-issuance interest on the New Notes exchanged therefor.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum, dated July 23, 2026 (the “Offering Memorandum”). The Company reserves the right, in its sole and absolute discretion, to increase the New 2038 Notes Cap or the New 2041 Notes Cap without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights.

The consummation of each Exchange Offer is subject to and conditioned upon the satisfaction or waiver of certain conditions, including, (i) that with respect to each series of New Notes, at least $500,000,000 aggregate principal amount of such series of New Notes would be issued on the Early Settlement Date, (ii) that as of the Pricing Time, the combination of the yield of the New Notes and the Total Exchange Consideration or the Base Exchange Consideration, as applicable, for the applicable series of Old Notes would result in the New Notes and such Old Notes being treated as “substantially different” under FASB Accounting Standards Codification (“ASC”) 470-50 and (iii) that with respect to any Old Notes validly tendered pursuant to any Exchange Offer that will be exchanged on the Final Settlement Date, we determine that the New Notes to be issued on the Final Settlement Date in such Exchange Offer will be treated as part of the same issue as the New Notes, if any, issued on the Early Settlement Date for U.S. federal income tax purposes. The Company reserves the right, in its sole discretion, to (i) amend the terms of any Exchange Offer or (ii) waive or amend any condition described in the Offering Memorandum with respect to any Exchange Offer, without extending the Early Tender Date or the Withdrawal Deadline or otherwise reinstating withdrawal rights for any Exchange Offer, subject to applicable law.

Only Eligible Holders of Old Notes who validly tender their Old Notes at or before 5:00 p.m. New York City time on August 5, 2026, subject to any extension by the Company (the “Early Tender Date”), who do not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early exchange premium as set forth in the tables above (the “Early Exchange Premium”).

The Exchange Offers will expire at 5:00 p.m., New York City time, on August 20, 2026, unless extended or earlier terminated by the Company (the “Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers at or prior to 5:00 p.m. New York City time on August 5, 2026, subject to any extension by the Company (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by the Company). Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law (as determined by the Company).

The Company reserves the right, but is under no obligation, at any point following the Early Tender Date and before the Expiration Date, to accept for exchange any Old Notes validly tendered at or prior to the Early Tender Date (the date of such exchange, the “Early Settlement Date”). The Early Settlement Date will be determined at the Company’s option and is currently expected to occur on August 12, 2026, the fifth business day immediately following the Early Tender Date. If, after the Early Tender Date, the Company choose to exercise its options to have an Early Settlement Date and all conditions to the relevant Exchange Offers have been or are concurrently satisfied or waived by the Company, the Old Notes Issuers will, subject to the terms of the Exchange Offers, accept for exchange all Old Notes validly tendered in the Exchange Offers prior to the Early Tender Date subject to proration, and the exchange for such Old Notes will be made on the Early Settlement Date.

The Final Settlement Date for the Exchange Offers will be promptly after the Expiration Date and is currently expected to occur on August 24, 2026, the second business day immediately following the Expiration Date (the “Final Settlement Date”).

The Exchange Offers are only being made, and the New Notes and related guarantees are only being offered and will only be issued to holders of Old Notes who are (1) reasonably believed to be “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act (“Rule 144A”) or (2) outside the United States to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act (“Regulation S”) (such holders, the “Eligible Holders”). Only Eligible Holders who have properly completed and returned the eligibility certification, which is available from the Information Agent, are authorized to receive and review the Offering Memorandum and to participate in the Exchange Offers. Additionally, in order to participate in the Exchange Offers, Eligible Holders located in Canada are required to complete, sign and submit to the Information Agent a Canadian Eligibility Form (which is available from the Information Agent). There is no separate letter of transmittal in connection with the offering memorandum.

The New Notes and related guarantees have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes and related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Offering Memorandum, eligibility certification and Canadian Eligibility Form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum, eligibility certification and Canadian Eligibility Form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

Barclays Capital Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC are serving as the dealer managers for the Exchange Offers (the “Joint Lead Dealer Managers”). Questions regarding the Exchange Offers may be directed to Barclays Capital Inc., Liability Management Group at (800) 438-3242 (toll free) or (212) 528-7581 (collect), Citigroup Global Markets Inc., Liability Management Group at (800) 558-3745  (toll free) or (212) 723-6106  (collect) or Morgan Stanley & Co. LLC, Liability Management Group at (800) 624-1808 (toll free) or (212) 761-1057 (collect).

D.F. King & Co., Inc. will act as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Offering Memorandum, eligibility certification or Canadian beneficial holder form may be directed to D.F. King & Co., Inc. at (888) 644-5854 (toll-free) or (646) 981-1289 (banks and brokers) or by email at charter@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Offering Memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: www.dfking.com/charter.

About Charter

Charter Communications, Inc. (NASDAQ:CHTR) is a leading broadband connectivity company with services available to nearly 59 million homes and small to large businesses across 41 states through its Spectrum brand. Founded in 1993, Charter has evolved from providing cable TV to streaming, and from high-speed Internet to a converged broadband, WiFi and mobile experience. Over the Spectrum Fiber Broadband Network and supported by our 100% U.S.-based employees, the company offers Seamless Connectivity and Entertainment with Spectrum Internet®, Mobile, TV and Voice products.

More information about Charter can be found at corporate.charter.com.

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Contact:

Media:	Analysts:
Justin Venech	Stefan Anninger
203-905-7818	203-905-7955

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the Exchange Offers. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under "Risk Factors" from time to time in Charter’s filings with the SEC. Many of the forward-looking statements contained in this press release may be identified by the use of forward-looking words such as “believe,” “future,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “initiatives,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” “grow,” “focused on” and “potential,” among others.

All forward-looking statements attributable to the Company or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement.  The Company is under no duty or obligation to update any of the forward-looking statements after the date of this press release.